UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21652

Fiduciary/Claymore MLP Opportunity Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso

Claymore Advisors, LLC

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: May 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SemiAnnual Report

May 31, 2007

(Unaudited)

Fiduciary/Claymore MLP Opportunity Fund

FMO

FIDUCIARY ASSET MANAGEMENT

CLAYMORE®

www.fiduciaryclaymore.com

... your pipeline to the LATEST,

most up-to-date INFORMATION about the

Fiduciary/Claymore MLP Opportunity Fund

FMO
LISTED
NYSE
Fiduciary/ Claymore MLP Opportunity Fund
FIDUCIARY ASSET MANAGEMENT
CLAYMORE®
There can be no assurance the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
NOT FDIC-INSURED • NOT BANK-GUARANTEED • MAY LOSE VALUE

The shareholder report you are reading right now is just the beginning of the story. Online at **www.fiduciaryclaymore.com**, you will find:

- *Daily, weekly and monthly data on share prices, distributions, dividends and more*
- *Portfolio overviews and performance analyses*
- *Announcements, press releases and special notices*
- *Fund and adviser contact information*

Fiduciary Asset Management and Claymore are constantly updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | SemiAnnual Report | May 31, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Dear Shareholder

We are pleased to report strong performance for the Fiduciary/Claymore MLP Opportunity Fund (the "Fund") for the six months ended May 31, 2007. As you may know, the Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. To achieve that objective, the Fund invests primarily in master limited partnerships ("MLPs"), which can provide shareholders with attractive tax-deferred income.

Fiduciary Asset Management, LLC, which serves as the Fund's sub-adviser, manages a wide range of institutional products and was a pioneer in the management of MLP assets. As of May 31, 2007, Fiduciary managed or supervised approximately $18.2 billion in assets.

All Fund returns cited – whether based on net asset value ("NAV") or market price – assume the reinvestment of all distributions. For this six-month period, the Fund provided a total return based on market value of 17.45%. This represents a closing market price of $25.00 on May 31, 2007, up from $21.87 on November 30, 2006. On an NAV basis, the Fund generated a total return of 19.96%. This represents an NAV of $26.27 on May 31, 2007, versus $22.49 on November 30, 2006. At its inception in December 2004, the Fund's NAV was $19.10.

As you may know, the market value of the shares of closed-end funds fluctuates from time to time, and a fund's market value may be higher or lower than its net asset value. As of May 31, 2007, the Fund's market price represented a 4.83% discount to its NAV. We have no control over the market price of the Fund, but we believe that the current discount represents a good opportunity for investors, as common shares of the Fund are now available in the market at prices below the value of the securities in the Fund's underlying portfolio.

When shares trade at a discount to NAV, the Dividend Reinvestment Plan ("DRIP") takes advantage of the discount by reinvesting distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Shareholders have the opportunity to reinvest their dividends from the Fund through the DRIP, which is described in detail on page 21 of this report.

On December 1, 2006, the first day of this fiscal period, the Board of Trustees of the Fund announced that it would increase the quarterly dividend by 4.8% to $0.3275 per share, effective with the January 31, 2007 distribution. The Board of Trustees subsequently authorized two additional dividend increases: a 1.5% increase to $0.3325 per share for the April 30, 2007 distribution and a 5.26% increase to $0.35 per share for the July 31, 2007 distribution. The current dividend level of $0.35 per share represents an annualized distribution rate of 5.60% based upon

SemiAnnual Report | May 31, 2007 | 3

FMO | Fiduciary/Claymore MLP Opportunity Fund | **Dear Shareholder** continued

the closing market price of $25.00 for the Fund's shares on May 31, 2007. Please keep in mind that a distribution rate that is largely comprised of sources other than income (i.e. returns of capital received from the Fund's underlying investments) may not be reflective of the Fund's performance. These dividend increases are a result of a modification to the Fund's distribution policy announced in December 2006, which enables the Fund to generate distributions from both net investment income and capital appreciation of portfolio securities. The revised policy is consistent with our belief that distributions from a taxable closed-end fund such as the Fund should reflect the expected long-term after-tax total return potential of the Fund's portfolio. It aligns well with our investment philosophy of managing the portfolio with total return in mind.

To learn more about the Fund's performance and investment strategy, we encourage you to read the *Questions & Answers* section of the report, which begins on page 5. You'll find information on Fiduciary Asset Management's investment philosophy, their views on the economy and market environment, and detailed information about the factors that impacted the Fund's performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.fiduciaryclaymore.com.

Sincerely,

Nicholas Dalmaso
Fiduciary/Claymore MLP Opportunity Fund

4 | SemiAnnual Report | May 31, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Questions & Answers

The Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is managed by Fiduciary Asset Management, LLC. In the following interview, Portfolio Manager James Cunnane, Jr., CFA, discusses the Fund's performance for the six-month period ended May 31, 2007.

Will you remind us of this Fund's objectives and how you seek to achieve them?

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value ("NAV") of the Fund's common shares and all distributions made by the Fund to its shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. Because of the tax treatment of cash distributions made by MLPs to their investors, a significant portion of the Fund's income is tax-deferred, which may allow distributions by the Fund to its shareholders to include high levels of tax-deferred income.

Under normal market conditions, we invest at least 80% of the Fund's assets in MLP entities, and at least 65% of assets in equity securities of MLP entities. MLP entities include affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP. The Fund may also invest in common stocks of large capitalization companies, including companies engaged in the energy, natural resources and real estate sectors. We may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund's portfolio in order to generate current income and gains. Up to 40% of the Fund's assets may be invested in unregistered or otherwise restricted securities, which may consist of equity securities of MLP entities and other securities of public and non-public companies, but no more than 20% of its assets will be invested in restricted securities issued by non-public companies.

How would you describe the master limited partnership market over the last six months?

Market conditions were very positive over this period for two main reasons: strong fundamentals and increasing demand for MLPs as an investment. In terms of fundamentals, successful operations by MLPs made it possible for many of the partnerships to increase distributions. Using the Alerian MLP Index[1] as a benchmark for the industry, distributions rose at an annualized rate of over 9% for the six-month period ended May 31, 2007, well above our expectation of long-term distribution growth, which is 4% to 6%. However, past performance does not guarantee future results.

MLPs have two main sources of distribution growth: organic growth and growth through acquisitions. Each partnership operates a set of assets, and profitability of those assets is aided by increased energy demand and expansion in capacity. Most partnerships are actively seeking to buy complementary assets, which can add to earnings. There has been substantial acquisition activity over the past few years, and we believe it appears that acquisitions will set another record this year.

Changing market conditions are creating new types of assets suitable for MLPs. For example, demand for storage capacity for natural gas and petroleum products has been increasing, possibly because people are aware of rising prices or possible disruptions in the supply chain. The owners of storage capacity, many of which are MLPs, are benefiting, not only from increased usage of their facilities but also because growing demand gives them pricing power. Another example of a new type of asset is gasoline storage capacity needed for the multiple blends of gasoline mandated by environmental regulations for various markets. Since the existing gasoline infrastructure system was not designed to handle these multiple blends, entities structured as MLPs are building new storage facilities to satisfy these new demands. MLPs also have the ability to acquire assets that are MLP-eligible but are not now in MLPs, such as pipelines, storage tanks or other infrastructure facilities. In some cases, these assets may be synergistic with a partnership's existing operations, or they may just add to earnings, making it possible for the partnerships to pay higher distributions to investors.

Another reason the market prices of MLPs are rising is increasing demand for these attractive investment vehicles. While MLPs as a category were redefined by the Tax Reform Act of 1986, they remain an emerging asset class. MLPs have not been widely owned by institutional investors, in part because of issues related to reporting for tax purposes and also because many of the partnerships did not have adequate market capitalization for large investors to establish meaningful positions. The partnerships have improved reporting practices and many have fairly large market capitalizations, and now institutions such as pension funds are showing increasing interest, creating demand in excess of supply.

It is not difficult to understand why sophisticated investors are attracted to MLPs, now that there are more investment vehicles and greater liquidity. The partnerships' growth prospects and current yields are generally much higher currently than income-producing alternatives such as real estate investment trusts, municipal bonds or utility stocks, and they offer some tax deferment features. Another reason for their growing appeal is that MLPs can contribute to the diversification of investors' portfolios because they have not historically correlated strongly with other asset classes.

[1] The Alerian MLP Index (Symbol: AMZ) measures the composite performance of the 50 most prominent energy master limited partnerships, and is calculated by Standard & Poor's using a float-adjusted, capitalization-weighted methodology.

SemiAnnual Report | May 31, 2007 | 5

FMO | Fiduciary/Claymore MLP Opportunity Fund | Questions & Answers continued

How did the Fund perform in this positive market environment?

The Fund performed very well during the period covered by this report. All Fund returns cited – whether based on NAV or market price – assume the reinvestment of all distributions. For the six-month period ended May 31, 2007, the Fiduciary/Claymore MLP Opportunity Fund returned 17.45% on a market price basis and 19.96% on an NAV basis.

As you may know, the market value of the shares of closed end funds fluctuates from time to time, and a fund's market value may be higher or lower than its net asset value. As of May 31, 2007, the market price of the Fund was $25.00, representing a 4.83% discount to its NAV of $26.27. At the end of the Fund's last fiscal year, November 30, 2006, the Fund's NAV was $22.49 compared to a share price of $21.87, representing a market price discount of 2.76%. At its inception in December 2004, the Fund's NAV was $19.10.

When considering the contrast between market value and NAV performance, it is important to consider the special tax structure of the Fund. The Fund gained substantial ground on an NAV basis, but the portfolio gains of the Fund were even higher. For every dollar earned by the Fund, the NAV tends to rise by a smaller amount. That is because the Fund is a taxable entity, meaning the Fund recognizes a deferred tax liability that accrues as the NAV of its portfolio appreciates. This ensures the Fund's NAV reflects the after-tax value of the unrealized gains in the Fund's portfolio. With that said, the Fund retains those additional assets to manage until it sells the underlying securities, subsequently realizes any gains and finally pays taxes on the sold securities.

Please tell us about the Fund's distributions.

On December 1, 2006, the first day of this fiscal period, the Board of Trustees of the Fund announced that it would increase the quarterly dividend by 4.8% to $0.3275 per share, effective with the January 31, 2007 distribution. The Board of Trustees subsequently authorized two additional dividend increases: a 1.5% increase to $0.3325 per share for the April 30, 2007 distribution and a 5.26% increase to $0.35 per share for the July 31, 2007 distribution. The current dividend level of $0.35 per share represents an annualized distribution rate of 5.60% based upon the closing market price of $25.00 for the Fund's shares on May 31, 2007.

These dividend increases were the result of a modification to the Fund's distribution policy announced in December 2006, which we believe better aligns it with the Fund's investment objective. The revised policy is consistent with our belief that distributions from a taxable closed-end fund such as this one should reflect the expected long-term after-tax total return potential of the portfolio. Some of the investments under consideration have lower current yields than other possible investments, but we believe they have better prospects for total long-term return. The revised policy enables the Fund to generate distributions from both net investment income and capital appreciation of portfolio securities. This flexibility aligns well with our investment philosophy of managing the portfolio with total return in mind. The new policy gives us the flexibility to purchase for the Fund the securities we consider best overall, even if the net investment income they generate does not fully fund a distribution in a given quarter.

How is the Fund positioned in terms of sectors?

As in prior periods, we kept the Fund invested across the MLP market but maintained most of its exposure in just a couple of sectors. We perceived the best opportunities for investment to be within the midstream energy infrastructure sector, in which we had invested approximately 81.6% of the Fund's long-term investments as of May 31, 2007. Other sectors represented and their percentages of long-term investments as of May 31 are coal (8.3%), propane (6.4%), marine transportation (2.2%) and oil and gas production (1.5%).

What were the most significant factors affecting the Fund's performance?

Within the MLP universe, performance was reasonably consistent across sectors. A relatively new group, oil and gas production, was a strong performer over the last six months; our exposure in this area is minimal, but we are considering investment opportunities that would expand our exposure to the sector. The portfolio's coal MLP's, which detracted from performance in the prior fiscal year, performed well during this period in a rather volatile coal market. Six months ago there were concerns about coal because natural gas prices were down, and costs of equipment and labor were rising for coal operators. Prices of natural gas and coal tend to move together, since both are fuel sources for electric utilities, and they can often be substituted for one another. This year natural gas pricing has improved, and the price increases have flowed through to coal. In addition, some of the cost problems in coal have been mitigated. Accordingly, several of the Fund's coal MLPs, including Alliance Resource Partners, LP (2.1% of long-term investments) and Natural Resource Partners, LP (0.8% of long-term investments) performed well during the six-month period ended May 31, 2007.

A strong performer was Inergy, LP, (1.8% of long-term investments), a propane entity that also owns midstream storage capacity. There are three major markets for propane, which is a derivative of natural gas: commercial and industrial users; consumers who use it to fuel outdoor grills; and rural residents who use propane for heating and cooking because they do not have access to natural gas. Propane is weather-sensitive, tending to perform well in cold winters and hot summers. A cold winter during the period, compared to recent warmer winters, was

6 | SemiAnnual Report | May 31, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund | **Questions & Answers** continued

positive for both pricing and volume of propane. The Fund owns both the limited partnership units and general partnership units of Inergy, LP. The general partnership units were especially strong; the underlying results benefit disproportionately from strong performance because of operational leverage.

A negative was U.S. Shipping Partners (1.3% of long-term investments), a marine transportation MLP. U.S. Shipping Partners is known as a Jones Act operator, a term derived from 1920 legislation that restricts carriage of goods or passengers between U.S. ports to US flag ships with US crews. U.S. Shipping Partners takes products such as crude oil from big ocean-going tankers that deliver to eastern seaboard ports and moves them to other parts around the country. The company developed a promising growth plan several years ago, but performance has been hampered by significant delays and cost overruns in one of its ships under construction. We believe the company's problems have now been resolved, and we expect it to perform well in the months ahead.

Was the Fund's leverage beneficial during this period?

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. Leverage enhances our ability to invest in a total return stream, rather than focusing strictly on income.

The Fund's use of leverage added significantly to performance during this period. The cost of leverage was stable, reflecting stable short-term interest rates, and the use of borrowed funds enabled the Fund to increase its participation in the growing MLP market, which performed well. The resulting asset appreciation of the Fund's portfolio securities had the effect of decreasing the Fund's outstanding leverage as a percentage of its total managed assets. As a result, the Fund, as authorized by its Board of Trustees, increased the leverage available under its credit facility by $25 million to the $175 million outstanding currently.

What opportunities do you see in the MLP market?

We are seeing consistent expansion of types of assets that are put into MLPs. Several years ago coal was a relatively new category; now we are seeing initial public offerings of MLPs that specialize in coal exploration and production. These changes and expanded opportunities are coming about not because the laws are changing but because company managements and investment banks are collaborating to find acceptable ways to package the assets to generate the high level of yield and stability appropriate for MLPs.

In order to qualify for ownership in MLPs, assets must be involved in certain aspects of natural resource or real estate operations. As a practical matter, an investment bank will take a natural resources-focused MLP public only if they believe the assets have the potential to produce a reasonably high yield that is sustainable over time. So many assets that technically qualify do not end up in MLP format because they do not generate a sufficient yield to garner acceptance in the MLP marketplace.

Traditionally, oil and gas exploration & production has not been considered a very suitable business for MLPs because the success level of exploration is relatively low and the commodity price risk is high. Instead, MLPs have owned relatively stable assets such as pipelines used for transportation of fuel. Recently, however, companies in the exploration business have been creating MLPs using mature oil fields that have been drilled for many years and are expected to produce predictable streams in the foreseeable future. In addition, such MLPs can now hedge the commodity price risk, which was not possible 10 years ago before the development of suitable hedging vehicles. The mature fields, together with the price hedging strategies, are expected to produce fairly stable cash flow.

An interesting new position for the Fund is Abraxas Energy Partners (1.2% of long-term investments). A publicly traded company, Abraxas Petroleum Corp. (0.3% of long-term investments), determined that it would make financial sense to spin off its more mature fields into an MLP. Abraxas Petroleum Corp., retained an interest in the limited partnership and used the capital from investors in the MLP to pay off corporate debt. A stronger balance sheet gives Abraxas Petroleum Corp. more flexibility for developmental drilling. We found this opportunity attractive on the premise that this corporation, which now has no debt, may be financially able to stimulate growth at both the corporate and partnership level.

What is your current outlook for the MLP market?

We view the MLP market positively. Current prices seem reasonable, and there is considerable development in the market, with several new types of MLPs and related entities being introduced. We believe demand will remain strong, as improved reporting and greater liquidity and market capitalization increase the appeal of MLPs to institutional investors. Nonetheless, following the outstanding performance in the MLP market over the last year, we feel that a degree of caution is appropriate, as there could be some short-term weakness in the market. We believe that MLPs offer a combination of current yield and growth potential that provides greater stability, higher income and better long-term potential than other income-oriented investments such as bonds, utility stocks or real estate investment trusts.

SemiAnnual Report | May 31, 2007 | 7

FMO | Fiduciary/Claymore MLP Opportunity Fund | Questions & Answers continued

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

There are certain tax risks associated with an investment in MLP units. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.

The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

Because of the Fund's concentration in MLPs, the Fund is not eligible to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Instead, the Fund will be treated as a regular corporation for US federal income tax purposes and as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs, a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP's tax deductions is essentially treated as tax-deferred return of capital. However, any such deferred tax will be reflected in the Fund's adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on the portion of a distribution from the MLP that is not offset by the MLP's tax deductions. The percentage of an MLP's distributions that is offset by the MLP's tax deductions will fluctuate over time.

The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. Net investment income of the Fund will consist of cash and paid-in-kind distributions from MLP entities, dividends from common stocks, interest from debt securities, gains from option writing and income from other investments of the Fund; less operating expenses, taxes on the Fund's taxable income and realized gains and the costs of any Financial Leverage utilized by the Fund. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital.

The Fund's potential issuance of preferred shares and use of other forms of leverage creates special risks that may adversely affect the return for the holders of common shares, including: greater volatility of the net asset value and market price of the Fund's common shares; fluctuations in the dividend rates on any preferred shares or interest rates on other forms of leverage; and the possibility that the increased costs associated with leverage, which would be borne entirely by holders of the Fund's common shares, may reduce the Fund's total return. Leverage is a speculative investment technique, and there can be no assurance that the Fund's potential leverage strategy will be successful. Because the fees received by Claymore Advisors, LLC (the "Investment Adviser") and Fiduciary Asset Management, LLC (the "Sub-Adviser") are based on the managed assets of the Fund (including the proceeds of any leverage), the aforementioned firms have a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between them and the common shareholders.

8 | SemiAnnual Report | May 31, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Fund Summary | As of May 31, 2007 (unaudited)

Fund Statistics

Share Price	$25.00
Common Share Net Asset Value	$26.27
Premium/(Discount) to NAV	-4.83%
Net Assets ($000)	$475,567

Total Returns

(Inception 12/22/04)	Market	NAV
Six Month	17.45%	19.96%
One Year	44.79%	34.47%
Since Inception (annualized)	16.07%	20.45%

Top Sectors

	% of Long-Term Investments
Midstream Energy Infrastructure	81.6%
Coal	8.3%
Propane	6.4%
Shipping	2.2%
Oil and Gas Production	1.5%

Top Ten Issuers

	% of Long-Term Investment
Energy Transfer Partners	13.1%
Magellan Midstream Partners	10.1%
Copano Energy	9.8%
Plains All American Pipeline	9.6%
Kinder Morgan	8.4%
Alliance	5.4%
Inergy	5.3%
Enterprise Products Partners	5.1%
Holly Energy Partners	4.4%
Crosstex Energy	4.3%

Past performance is not a guarantee of future results. All portfolio data is subject to change daily.

Share Price & NAV Performance

$28
$25
$22
$19
$16
11/30/05
05/31/06
11/30/06
05/31/07
Share Price
NAV

Distributions to Shareholders

$0.40
$0.35
$0.30
$0.25
$0.20
Apr 05
Jul 05
Oct 05
Jan 06
Apr 06
Jul 06
Oct 06
Jan 07
Apr 07

SemiAnnual Report | May 31, 2007 | 9

FMO | Fiduciary/Claymore MLP Opportunity Fund

Portfolio of Investments | May 31, 2007 (unaudited)

Number of Shares		Value
	Master Limited Partnerships and MLP Affiliates – 159.6%	
	Coal – 13.3%	
881,300	Alliance Holdings G.P., L.P.	$ 25,293,310
357,800	Alliance Resource Partners, L.P.	15,703,842
1,145,621	Clearwater Natural Resources, L.P. (Acquired 08/01/05 and 10/02/06, Cost $22,912,423) (a) (b)	16,038,694
170,600	Natural Resource Partners, L.P.	6,238,842
		63,274,688
	Midstream Energy Infrastructure – 130.4%	
129,300	Atlas Pipeline Partners, L.P.	6,516,720
1,692,804	Copano Energy, L.L.C.	74,077,103
407,167	Crosstex Energy, L.P.	14,336,350
249,470	Crosstex Energy, L.P., Senior Subordinated Series C Units (Acquired 06/29/06, Cost $7,000,128) (a) (b) (c)	8,190,900
387,534	Crosstex Energy, L.P., Senior Subordinated Series D Units (Acquired 03/23/07, Cost $10,050,005) (a) (b) (c)	10,363,721
548,775	DCP Midstream Partners, L.P.	23,937,566
15,967	Enbridge Energy Management, L.L.C. (d)	885,849
507,545	Enbridge Energy Partners, L.P.	28,321,011
1,620,580	Energy Transfer Partners, L.P.	99,179,496
1,234,730	Enterprise Products Partners L.P.	38,671,744
255,700	Hiland Partners, L.P.	13,833,370
659,450	Holly Energy Partners, L.P.	33,078,012
617,950	Kinder Morgan Energy Partners, L.P.	34,110,840
585,223	Kinder Morgan Management, L.L.C. (d)	29,980,974
274,480	Linn Energy L.L.C. (Acquired 01/30/07, Cost $7,000,018) (a) (b)	9,057,223
1,661,086	Magellan Midstream Partners, L.P.	77,024,558
226,194	Markwest Energy Partners, L.P.	7,803,693
266,600	NuStar GP Holdings, L.L.C.	9,834,874
1,176,651	Plains All American Pipeline, L.P.	72,893,530
206,918	Targa Resources Partners L.P.	6,880,024
14,000	Transmontaigne Partners, L.P.	503,440
426,400	Williams Partners, L.P.	20,774,208
		620,255,206
	Oil and Gas Production – 2.3%	
571,150	Abraxas Petroleum Corp. (Acquired 05/25/07, Cost $2,187,505) (a) (b) (c)	2,059,698
525,211	Abraxas Energy Partners, L.P. (Acquired 05/25/07, Cost $8,750,015) (a) (b) (c)	8,750,015
		10,809,713
	Propane 10.2%	
250,000	Global Partners, L.P. (Acquired 05/09/07, Cost $7,000,000) (a) (b)	8,279,246
524,100	Inergy Holdings, L.P.	26,220,723
385,400	Inergy, L.P.	14,024,706
		48,524,675
	Shipping – 3.4%	
128,860	Capital Product Partners, L.P. (c)	$ 3,285,930
39,100	K-Sea Transportation Partners, L.P.	1,727,438
36,000	Teekay LNG Partners, L.P. (Marshall Island)	1,299,960
15,603	Teekay Offshore Partners, L.P. (Marshall Island)	521,764
518,051	U.S. Shipping Partners, L.P.	9,532,138
		16,367,230
	Total Master Limited Partnerships and MLP Affiliates (Cost $456,292,290)	759,231,512
	Incentive Distribution Rights – 0.0%	
43	Clearwater Natural Resources, L.P. (Acquired 08/01/05, Cost $0) (a) (b) (c)	-
	Warrants – 0.1%	
114,230	Abraxas Petroleum Corp. (Acquired 5/25/07, Cost $0) (a) (b) (c)	251,130

Principal Value		Value
	Short Term Investments – 2.8%	
	U.S. Government and Agency Securities – 2.8%	
$ 13,500,000	Federal Home Loan Bank Discount Note, yielding 5.11%, 6/01/07 (Amortized cost $13,500,000)	13,500,000
	Total Investments – 162.5% (Cost $469,792,290)	772,982,642
	Borrowings Outstanding - (36.8% of Net Assets or 22.6% of Total Investments)	(175,000,000)
	Liabilities in Excess of Other Assets - (25.7%)	(122,415,790)
	Net Assets - 100.0%	**$ 475,566,852**

L.L.C. Limited Liability Corporation

L.P. Limited Partnership

MLP Master Limited Partnership

(a) Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, restricted securities aggregate market value amounted to $62,990,627 or 13.2% of net assets.

(b) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $62,990,627 which represents 13.2% of net assets.

(c) Non-income producing security.

(d) While non-income producing, security makes regular in-kind distributions.

See notes to financial statements.

10 | SemiAnnual Report | May 31, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of **Assets and Liabilities** | May 31, 2007 (unaudited)

Assets	
Investments in securities, at value (cost $469,792,290)	$ 772,982,642
Cash	514,704
Other assets	404,109
Total assets	773,901,455
Liabilities	
Borrowings	175,000,000
Deferred tax liability	122,139,748
Advisory fee payable	535,020
Interest due on borrowings	434,080
Administration fee payable	11,422
Accrued expenses and other liabilities	214,333
Total liabilities	298,334,603
Net Assets	$ 475,566,852
Composition of Net Assets	
Common stock, $.01 par value per share; unlimited number of shares authorized, 18,105,218 shares issued and outstanding	$ 181,052
Additional paid-in capital	293,657,146
Net unrealized appreciation on investments, net of deferred tax	180,918,426
Accumulated net realized gain on investments, net of deferred tax	11,418,897
Accumulated net investment loss, net of deferred tax	(10,608,669)
Net Assets	$ 475,566,852
Net Asset Value (based on 18,105,218 common shares outstanding)	$ 26.27

See notes to financial statements.

SemiAnnual Report | May 31, 2007 | 11

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of Operations | For the six months ended May 31, 2007 (unaudited)

Investment Income				
Distributions from master limited partnerships (net of return of capital distributions received of $15,603,009)	$	297,281		
Interest		406,771		
Total income			$	704,052
Expenses				
Advisory fee		2,930,796		
Professional fees		96,817		
Trustees' fees and expenses		64,451		
Administration fee		63,907		
Commercial paper issuance costs		59,403		
Fund accounting		58,459		
Printing expense		50,009		
Custodian fee		40,466		
Transfer agent fee		38,034		
Insurance		15,721		
NYSE listing fee		11,468		
Miscellaneous		11,196		
Interest expense on borrowings		4,334,636		
Total expenses				7,775,363
Net investment loss before taxes				(7,071,311)
Deferred tax benefit				2,863,688
Net investment loss				(4,207,623)
Realized and Unrealized Gain on Investments				
Net realized gain/(loss) on investments before taxes				5,087,358
Deferred tax expense				(2,060,241)
Net realized gain on investments				3,027,117
Net change in unrealized appreciation on investments before taxes				136,961,636
Deferred tax expense				(55,465,723)
Net unrealized appreciation on investments				81,495,913
Net realized and unrealized gain on investments				84,523,030
Net Increase in Net Assets Resulting from Operations			$	80,315,407

See notes to financial statements.

12 | SemiAnnual Report | May 31, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of **Changes in Net Assets**

	For the Six Months Ended May 31, 2007 (unaudited)	For the Year Ended November 30, 2006
Increase in Net Assets from Operations		
Net investment loss	$ (4,207,623)	$ (3,603,892)
Net realized gain on investments	3,027,117	5,148,212
Net change in unrealized appreciation on investments	81,495,913	69,893,460
Net increase in net assets resulting from operations	80,315,407	71,437,780
Distributions to Common Shareholders from		
Return of capital	(11,936,934)	(22,583,776)
Capital Share Transactions		
Net proceeds from the issuance of Common Shares	–	–
Reinvestment of dividends	893,428	–
Net increase from capital share transactions	893,428	–
Total increase in net assets	69,271,901	48,854,004
Net Assets		
Beginning of period	406,294,951	357,440,947
End of period (including accumulated net investment loss of $10,608,669 and $6,401,046, respectively, net of deferred tax)	$ 475,566,852	$ 406,294,951

See notes to financial statements.

SemiAnnual Report | May 31, 2007 | 13

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of Cash Flows | For the six months ended May 31, 2007 (unaudited)

Cash Flows from Operating Activities:	
Net increase in net assets resulting from operations	$ 80,315,407
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating and Investing Activities:	
Net unrealized appreciation on investments	(136,961,636)
Net accretion of bond discount and amortization of bond premium	(379,457)
Net realized gain on investments	(5,087,358)
Purchases of long-term investments	(63,479,376)
Proceeds from sale of long-term investments	32,333,458
Net purchase of short-term investments	3,779,457
Decrease in receivable for investments sold	4,944,902
Decrease in other assets	37,213
Deferred tax expense	54,662,276
Decrease in interest due on borrowings	(273,358)
Increase in advisory fee payable	83,440
Decrease in payable for investments purchased	(186,745)
Increase in administration fee payable	1,361
Decrease in accrued expenses and other liabilities	(33,729)
Return of capital distributions received	15,603,009
Adjustment to prior year estimated return of capital distributions received	1,049,650
Net Cash Used in Operating Activities	(13,591,486)
Cash Flows From Financing Activities:	
Reinvestment of dividends	893,428
Return of capital distributions	(11,936,934)
Increase in borrowings	25,000,000
Net Cash Provided by Financing Activities	13,956,494
Net increase in cash	365,008
Cash at Beginning of Period	149,696
Cash at End of Period	$ 514,704
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$ 4,607,994
Supplemental Disclosure of Cash Flow Information: In kind stock dividends received during the period	$ 979,001

See notes to financial statements.

14 | SemiAnnual Report | May 31, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Financial Highlights (unaudited)

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended May 31, 2007	For the Year Ended November 30, 2006	For the Period December 28, 2004* through November 30, 2005
Net asset value, beginning of period	$ 22.49	$ 19.78	$ 19.10[(b)]
Income from investment operations			
Net investment loss[(a)]	(0.15)	(0.33)	(0.26)
Net realized and unrealized gain on investments	4.59	4.29	1.92
Total from investment operations	4.44	3.96	1.66
Common shares' offering expenses charged to paid-in capital	–	–	(0.04)
Distributions to Common Shareholders			
Return of capital	(0.66)	(1.25)	(0.94)
Net asset value, end of period	$ 26.27	$ 22.49	$ 19.78
Market value, end of period	$ 25.00	$ 21.87	$ 17.99
Total investment return[(c)]			
Net asset value	19.96%	20.70%	8.38%
Market value	17.45%	29.68%	-5.81%
Ratios and supplemental data			
Net assets, end of period (thousands)	$ 475,567	$ 406,295	$ 357,441
Ratios to Average Net Assets applicable to Common Shares:(d)			
Total expenses, excluding interest expense and deferred tax expense	1.58%	1.69%	1.48%
Total expenses, including interest expense and deferred tax expense	28.68%	16.89%	8.41%
Interest expense	1.99%	2.17%	1.02%
Deferred tax expense	25.11%	13.03%	5.91%
Net investment loss, including interest expense and deferred tax expense	(28.35)%	(14.66)%	(7.30)%
Net investment income (loss), excluding interest expense and deferred tax expense	(1.25)%	0.55%	(0.37)%
Ratios to Average Managed Assets:[(d)(e)]			
Total expenses, excluding interest expense and deferred tax expense	1.17%	1.20%	1.19%
Total expenses, including interest expense and deferred tax expense	21.30%	12.03%	6.77%
Interest expense	1.48%	1.55%	0.82%
Deferred tax expense	18.65%	9.28%	4.76%
Net investment loss, including interest expense and deferred tax expense	(21.06)%	(10.44)%	(5.88)%
Net investment income (loss), excluding interest expense and deferred tax expense	(0.93)%	0.39%	(0.30)%
Portfolio Turnover Rate	5%	21%	41%
Senior Indebtedness			
Total borrowings outstanding (in thousands)	$ 175,000	$ 150,000	$ 150,000
Asset coverage per $1,000 of indebtedness[(f)]	$ 3,718	$ 3,709	$ 3,383

* Commencement of investment operations.

(a) Based on average shares outstanding during the period.

(b) Before deduction of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d) Annualized.

(e) Managed assets are equal to net assets plus outstanding leverage.

(f) Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

See notes to financial statements.

SemiAnnual Report | May 31, 2007 | 15

FMO | Fiduciary/Claymore MLP Opportunity Fund

Notes to Financial Statements | May 31, 2007 (unaudited)

Note 1 – Organization:

Fiduciary/Claymore MLP Opportunity Fund (the "Fund") was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund's income will be tax-deferred returns of capital, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter ("OTC") market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, including restricted securities, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. These procedures consider factors such as discounts to publicly traded securities and/or securities with similar yields, quality, type of issue and duration. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the period ended May 31, 2007, the Fund estimated approximately 8% as investment income and approximately 92% as return of capital, which is reflected in the Statement of Operations.

Subsequent to November 30, 2006, the Fund reclassified the amount of investment income and return of capital it recognized based on the 2006 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $1.0 million ($0.6 million net of deferred tax benefit), a decrease in pre-tax realized gain of approximately $0.1 million ($0.1 million net of deferred tax expense) and a corresponding increase in unrealized appreciation of investments of approximately $1.1 million ($0.7 million net of deferred tax expense). The reclassification is reflected in the period ended May 31, 2007.

(c) Distributions to Shareholders

The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. generally accepted accounting principles which may differ from their ultimate characterization for federal income tax purposes. The Fund anticipates that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by MLPs. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2008.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Fiduciary Asset Management, LLC (the "Sub-Adviser"), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Managed Assets. Managed Assets equal the Net Assets of the Fund plus any assets attributable to financial leverage.

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily Managed Assets.

Under a separate Fund Administration agreement effective February 1, 2006, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

16 | SemiAnnual Report | May 31, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund | Notes to Financial Statements (unaudited) continued

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York ("BNY") acts as the Fund's custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:

The Fund will be treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund will be subject to various state income taxes by reason of its investments in MLPs. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund's regular income tax liability. The amount to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund's cash available to make distributions on Common Shares.

Information on the tax components of investments as of May 31, 2007 is as follows:

Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation on investments
$440,209,498	$345,908,174	$(13,135,030)	$332,773,144

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of its investments. For purposes of estimating deferred tax liability for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by MLPs in which it invests. Such information may not be received in a timely manner. Accordingly, the Fund will, from time to time, modify its estimates or assumptions regarding its deferred tax liability as new information becomes available. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. The Fund's income tax provision consists of the following:

Current federal and state income taxes	$ 0
Deferred federal income taxes	43,709,549
Deferred state income taxes	10,952,727
Total deferred tax expense	$ 54,662,276

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

	Value	Rate
Application of statutory income tax rate	$ 47,242,189	35.0%
State income taxes	7,420,087	5.5%
Total	$ 54,662,276	40.5%

Components of the Fund's deferred tax liability as of May 31, 2007 are as follows:

Deferred tax assets:	
Net operating loss carryforward	$ 11,117,623
Valuation allowance	(675,523)
Deferred tax asset	10,442,100
Deferred tax liabilities:	
Unrealized gain on investments	$ 127,453,140
Return of capital distributions received from investments	5,128,708
Gross deferred tax liability	132,581,848
Net deferred tax liability	$ 122,139,748

At November 30, 2006, the Fund recorded a valuation allowance against its deferred tax assets in the amount of $675,523. This allowance occurred because it is unlikely that the Fund will be able to use net operating losses sourced to states (other than Illinois) because it is not projected that the Fund will have future taxable income sourced to these states.

At November 30, 2006, the Fund had a net operating loss for federal income tax purposes of approximately $16,951,153. This net operating loss may be carried forward for 20 years, and would expire November 30, 2026.

Note 5 – Investments in Securities:

For the period ended May 31, 2007, purchases and sales of investments, excluding short-term securities, were $63,479,376 and $32,333,458, respectively.

Note 6 – Borrowings:

On July 15, 2005, the Fund entered into a commercial paper conduit funding agreement with a line of credit of $150,000,000. The Fund incurred an issuance cost of $500,000 associated with the $150,000,000 commercial paper conduit. This cost is being amortized to expense over a period of five years. A $25,000,000 addition to the line of credit was secured by the Fund and issued on May 24, 2007. Interest on the amount borrowed is based on the prevailing commercial paper rate plus 0.35%. An unused commitment fee of 0.15% is charged on the difference between the credit line of $175,000,000 and the amount borrowed. The commercial paper rate is reset periodically. At May 31, 2007 there was $175,000,000 outstanding in connection with the Fund's commercial paper conduit. The average daily amount of borrowings during the period ended May 31, 2007 was $151,098,901 with a related weighted average interest rate of 5.64%, inclusive of the 0.35% program fee. The maximum amount outstanding during the period ended May 31, 2007, was $175,000,000.

SemiAnnual Report | May 31, 2007 | 17

FMO | Fiduciary/Claymore MLP Opportunity Fund | **Notes to Financial Statements** (unaudited) continued

Note 7 – **Capital:**

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 18,105,218 issued and outstanding.

Transactions in common shares were as follows:

	Six Months Ended May 31, 2007	Year Ended November 30, 2006
Beginning shares	18,067,021	18,067,021
Issuance of common shares	–	–
Shares issued through dividend reinvestment	38,197	–
Ending shares	18,105,218	18,067,021

Note 8 – **Concentration of Risk:**

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

Note 9 – **Restricted Securities:**

The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established by the Fund's Board of Trustees. As of May 31, 2007, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares	Purchase Cost	Fair Market Value	Value Per Share at Acquisition Date (unrestricted)***	05/31/07 Price
Abraxas Petroleum Corp.	5/25/07	571,150	$ 2,187,505	$ 2,059,698	$ 4.25	$ 3.61
Abraxas Energy Partners, L.P.	5/25/07	525,211	$ 8,750,015	$ 8,750,015	$ 16.66	$ 16.66
Abraxas Petroleum Corp.*	5/25/07	114,230	–	$ 251,130	–	$ 2.20
Clearwater Natural Resources, L.P.**	8/01/05	43	–	–	–	$ 0.00
Clearwater Natural Resources, L.P.	8/01/05	892,857	$ 17,857,143	$ 12,499,998	–	$ 14.00
Clearwater Natural Resources, L.P.	10/02/06	252,764	$ 5,055,280	$ 3,538,696	–	$ 14.00
Crosstex Energy, L.P., Series C	6/29/06	249,470	$ 7,000,128	$ 8,190,900	$ 37.50	$ 32.83
Crosstex Energy, L.P., Series D	3/23/07	387,534	$ 10,050,005	$ 10,363,721	$ 34.65	$ 26.74
Global Partners, L.P.	5/09/07	250,000	$ 7,000,000	$ 8,279,246	$ 36.71	$ 33.12
Linn Energy L.L.C.	1/30/07	274,480	$ 7,000,018	$ 9,057,223	$ 33.29	$ 33.00

*Warrants.

**Incentive Distribution Rights.

***Valuation of unrestricted common stock on the acquisition date of the restricted securities.

Note 10 – **Indemnifications:**

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – **Subsequent Event:**

Subsequent to May 31, 2007, the Fund declared a quarterly dividend of $0.35 per share. This dividend is payable on July 31, 2007 to shareholders of record on July 13.

Note 12 – **Recent Accounting Pronouncements:**

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculation as late as the fund's last NAV calculation on the first semi-annual financial statement reporting period. As a result, the Fund will incorporate FIN 48 in their semi-annual report on May 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157") which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 17, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

18 | SemiAnnual Report | May 31, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Supplemental Information (unaudited)

Federal Income Tax Information

In January 2008, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2007.

Trustees

The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:				
Randall C. Barnes Year of birth: 1951 Trustee	Since 2004	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	34	None
Howard H. Kaplan Year of birth: 1969 Trustee	Since 2004	Partner of Stinson Morrison Hecker LLP, a law firm providing legal advice, business law and litigation.	2	None
Robert B. Karn III Year of birth: 1942 Trustee	Since 2004	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP.	2	Director of Peabody Energy Company, GP Natural Resource Partners LLC and Kennedy Capital Management, Inc.
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Principal of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	37	None
John M. Roeder Year of birth: 1943 Trustee	Since 2005	Financial consultant (1999-present). Director in Residence at The Institute for Excellence in Corporate Governance of the University of Texas at Dallas School of Management. Formerly, Office Managing Partner, Arthur Andersen, LLP.	2	Director, LMI Aerospace.
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	34	None
Interested Trustees:				
Nicholas Dalmaso† Year of birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2004	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Company, Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	37	None
Joseph E. Gallagher, Jr.†† 8112 Maryland Avenue Suite 400 St. Louis, MO 63105 Year of birth: 1956 Trustee	Since 2004	Executive Managing Director and Chief Operating Officer of Fiduciary Asset Management, LLC (1994-present). Member of the St. Louis Chapter of the National Association for Business Economics.	2	None

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

–Messrs. Gallagher, Kaplan and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

–Messrs. Roeder, Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

–Messrs. Barnes and Dalmaso, as Class I trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

† Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund's Investment Adviser.

†† Mr. Gallagher is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund's Sub-Adviser.

SemiAnnual Report | May 31, 2007 | 19

FMO | Fiduciary/Claymore MLP Opportunity Fund | **Supplemental Information** (unaudited) continued

Officers

The Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:		
Steven M. Hill Year of birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2004	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Chief Financial Officer of Claymore Group, Inc. (2005-2006). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).
Bruce Saxon Year of birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006-present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1993-2003).
Matthew J. Patterson Year of birth: 1971 Secretary	Since 2006	Vice President, Attorney of Claymore Advisors, LLC. (2006 to present). Chief Compliance Officer and Clerk, The Preferred Group of Mutual Funds (2005-2006). Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd. (2005-2006). Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).
James Howley Year of birth: 1972 Assistant Treasurer	Since 2004	Vice President, Fund Administration of Claymore Advisors, LLC. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.
Melissa Nguyen Year of birth: 1978 Assistant Secretary	Since 2006	Vice President, Attorney of Claymore Advisors, LLC. (2005 to present). Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).
James Cunnane, Jr. Year of birth: 1970 Vice President	Since 2006	Managing Director, Senior Portfolio Manager of Fiduciary Asset Management, LLC.

* Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

20 | SemiAnnual Report | May 31, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Dividend Reinvestment **Plan** (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, Attention: Stock Transfer Department, 101 Barclay 11W, New York, NY 10286, Phone Number: (866) 488-3559.

SemiAnnual Report | May 31, 2007 | 21

FMO | Fiduciary/Claymore MLP Opportunity Fund

Subadvisory Agreement **Approval** (unaudited)

On May 7, 2007, the Board of Trustees (the "Board"), including those trustees who are not interested persons as defined by the Investment Company Act of 1940 (the "Independent Trustees"), of Fiduciary/Claymore MLP Opportunity Fund (the "Fund") met to consider the approval of a proposed new subadvisory agreement for the Fund (the "New Subadvisory Agreement"), among Claymore Advisors, LLC (the "Adviser"), the Fund and Fiduciary Asset Management, LLC ("Fiduciary"), in connection with the proposed sale of 100% of Fiduciary's outstanding ownership interests to Piper Jaffray Companies ("PJC") (the "Transaction"). As part of its review process, the Independent Trustees were represented by independent legal counsel. The Board reviewed materials received from Fiduciary, PJC and independent legal counsel. In addition, the Board had previously received, throughout the year, Board meeting information regarding performance and operating results for the Fund.

In advance, the Independent Trustees, through independent legal counsel, requested information from Fiduciary regarding the Transaction. The Transaction, which would result in a change of control of Fiduciary, would constitute an assignment and thus cause the automatic termination of the Fund's existing investment subadvisory agreement upon the closing of the Transaction. In considering approval of the New Subadvisory Agreement, the Board reviewed information describing the PJC organization, information concerning regulatory matters involving PJC, financial information of PJC and other materials regarding the Transaction and PJC provided by Fiduciary and PJC. The Board also noted that on October 16, 2006, the Board most recently renewed the current subadvisory agreement with Fiduciary and considered the information provided by the Adviser, Fiduciary and independent legal counsel in connection with that annual review of the Fund's existing investment advisory and subadvisory agreements and the findings and conclusions reached by the Board based upon that information. Representatives of management of Fiduciary and PJC met with the Board on May 7 and described the reasons for the Transaction and the plans for Fiduciary's operations following the consummation of the Transaction and responded to questions from the Trustees.

Based upon its review, the Board concluded that it was in the best interest of the Fund to enter into the New Subadvisory Agreement through the term of the current Subadvisory Agreement. In reaching these conclusions for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

The New Subadvisory Agreement

The Board considered information provided by Fiduciary and PJC concerning the Transaction and the proposal for Fiduciary to continue serving as subadviser to the Fund under the New Subadvisory Agreement. The Board considered that, by entering into the Transaction, PJC and Fiduciary expect to benefit from adding complementary business capabilities to their existing operations. The Board noted that, under the proposal, Fiduciary would function as a standalone entity with operations largely independent of PJC. In addition, the Board noted that it was intended that the same portfolio managers that had managed the Fund's portfolio since the inception of the Fund would continue to manage the Fund's portfolio under the proposed new ownership structure.

With respect to the nature, extent and quality of the services to be provided by Fiduciary under the New Subadvisory Agreement, the Board considered the expected impact of the Transaction on the operations, facilities, organization and personnel of Fiduciary, the potential implications of regulatory restrictions on the Fund and Fiduciary following the Transaction and the ability of Fiduciary to perform its duties after the Transaction. The Board considered that the services to be provided and the standard of care under the New Subadvisory Agreement are the same as the current subadvisory agreement. The Board noted that it was expected that the current portfolio management and compliance personnel employed by Fiduciary would continue to provide the same services to the Fund. The Board also noted the plans to enter into long-term employment agreements with key Fiduciary personnel in connection with the Transaction and to provide retention benefits to all employees of Fiduciary. The Board considered the qualifications, experience, good reputation and skills of the current portfolio management staff and Fiduciary's expectation to leverage PJC's larger organization and resources, including in the areas of distribution and marketing, which were expected to enable Fiduciary to focus its efforts on managing assets. The Board also considered PJC's legal and compliance culture and noted that, although PJC had experienced certain regulatory problems in the past, most related to either broad industry issues or business segments no longer within the current PJC organization. The Board also considered PJC's enhanced compliance and training initiatives that are currently in place. Although the Board noted that it is impossible to predict with certainty the impact of the Transaction, it concluded that the Transaction was not expected to adversely affect the nature, quality or extent of the services provided by Fiduciary to the Fund, and that the expected services supported approval of the New Subadvisory Agreement.

With respect to the performance of the Fund, the Board considered that the portfolio management personnel currently responsible for the management of the Fund's portfolio were expected to continue to manage the portfolio following the closing of the Transaction. The Board also considered Fiduciary's representation that the Transaction would allow Fiduciary to be more focused on the portfolio management aspect of its business. The Board concluded that these factors, along with the prior findings of the Board regarding performance, supported approval of the New Subadvisory Agreement.

With respect to the proposed subadvisory fee to be paid to Fiduciary, the Board considered that neither the advisory fee paid by the Fund to the Adviser nor the subadvisory fee paid by the Adviser to Fiduciary were proposed to change. Taking into consideration the Board's prior evaluation of the subadvisory fee, the Board concluded that the subadvisory fee was reasonable.

With respect to the costs of services to be provided and profits to be realized by Fiduciary, the Board noted its recent review of Fiduciary's profitability in connection with the annual renewal of the subadvisory agreement. The Board further noted Fiduciary's representation that it intended to continue to report profitability to the Board on a consistent basis as prior to the Transaction and that it did not expect its level of profitability to significantly change as a result of the Transaction. Based upon these factors, and given no change in the subadvisory fee, the Board concluded that profitability was not expected to be unreasonable.

The Board considered the potential for economies of scale arising as a result of the Transaction and whether fee levels reflect a reasonable sharing of any such economies of scale for the benefit of the Fund's shareholders. The Board noted Fiduciary's statement that the Transaction was a merger of complementary businesses, rather than an opportunity for supplementary businesses to benefit from economies of scale. The Board also considered the fixed nature of the assets of a closed-end fund, making it unlikely to realize economies of scale. In light of the foregoing, the Board concluded that, at this time, no changes were necessary to the fee structure of the Fund as a result of the Transaction.

The Board considered other benefits to Fiduciary, PJC and their affiliates to be derived from their relationships with the Fund. The Board noted that no additional benefits were reported beyond those benefits considered by the Board when the current subadvisory agreement was last renewed. Therefore, the Board concluded that the subadvisory fee continued to be reasonable, taking into account these benefits.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the New Subadvisory Agreement were fair and reasonable and that the approval of the New Subadvisory Agreement was in the best interests of the Fund.

22 | SemiAnnual Report | May 31, 2007

FMO | Fiduciary/Claymore MLP Opportunity Fund

Fund Information

Board of Trustees
Randall C. Barnes
Nicholas Dalmaso*
Joseph E. Gallagher, Jr.*
Howard H. Kaplan
Robert B. Karn III
Ronald A. Nyberg
John M. Roeder
Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

Officers
Nicholas Dalmaso
Chief Executive and Legal Officer

Steven M. Hill
Chief Accounting Officer, Chief Financial Officer and Treasurer

Bruce Saxon
Chief Compliance Officer

James Howley
Assistant Treasurer

Matthew J. Patterson
Secretary

Melissa Nguyen
Assistant Secretary

James Cunnane, Jr.
Vice President

Investment Adviser and Administrator
Claymore Advisors, LLC
Lisle, Illinois

Investment Sub-Adviser
Fiduciary Asset Management, LLC
St. Louis, Missouri

Accounting Agent, Custodian and Transfer Agent
The Bank of New York
New York, New York

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Chicago, Illinois

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?

- If your shares are held in a Brokerage Account, contact your Broker.
- If you have physical possession of your shares in certificate form, contact the Fund's Accounting Agent, Custodian and Transfer Agent:
  The Bank of New York, 101 Barclay 11W New York, New York 10286; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999 or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In August 2006, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

SemiAnnual Report | May 31, 2007 | 23

FMO | Fiduciary/Claymore MLP Opportunity Fund

About the Fund Manager

Fiduciary Asset Management, LLC

Fiduciary is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises and manages approximately $18.2 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, four exchange-listed closed-end funds and three hedge funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The manager seeks to achieve the Fund's investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that Fiduciary believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, Fiduciary looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs Fiduciary's top-down process which considers a combination of quantitative, qualitative and relative value factors. Fiduciary emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company's proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Fiduciary Asset Management, LLC
8112 Maryland Ave.
Suite 400
St. Louis, MO 63105

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member NASD/SIPC

FMO
LISTED
NYSE

FMO-SAR-0507

Item 2.	Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.	Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	August 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	August 6, 2007

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	August 6, 2007